EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Feb-04                                                            29-Feb-04

Distribution Date:          BMW VEHICLE OWNER TRUST 2002-A            Period #
                            ------------------------------
25-Mar-04                                                                   22

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

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Balances
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                                                                   Initial      Period End
    Receivables                                             $1,401,763,032    $491,234,681
    Reserve Account                                            $14,017,630     $10,513,223
    Yield Supplement Overcollateralization                      $6,397,885      $2,394,138
    Class A-1 Notes                                           $311,000,000              $0
    Class A-2 Notes                                           $358,426,000              $0
    Class A-3 Notes                                           $446,779,000    $209,680,396
    Class A-4 Notes                                           $251,253,000    $251,253,000
    Class B Notes                                              $27,907,000     $27,907,000

Current Collection Period
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    Beginning Receivables Outstanding                         $518,234,356
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                      $15,678,720
          Receipts of Pre-Paid Principal                       $10,809,539
          Liquidation Proceeds                                    $316,046
          Principal Balance Allocable to Gross Charge-offs        $195,370
       Total Receipts of Principal                             $26,999,675

       Interest Distribution Amount
          Receipts of Interest                                  $2,749,288
          Servicer Advances                                       $101,247
          Reimbursement of Previous Servicer Advances                   $0
          Accrued Interest on Purchased Receivables                     $0
          Recoveries                                               $33,419
          Net Investment Earnings                                   $7,782
       Total Receipts of Interest                               $2,891,736

       Release from Reserve Account                                     $0

    Total Distribution Amount                                  $29,696,041

    Ending Receivables Outstanding                            $491,234,681

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance     $2,243,685
    Current Period Servicer Advance                               $101,247
    Current Reimbursement of Previous Servicer Advance                  $0
    Ending Period Unreimbursed Previous Servicer Advances       $2,344,932

Collection Account
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    Deposits to Collection Account                             $29,696,041
    Withdrawals from Collection Account
       Servicing Fees                                             $431,862
       Class A Noteholder Interest Distribution                 $1,682,861
       First Priority Principal Distribution                            $0
       Class B Noteholder Interest Distribution                   $112,791
       Regular Principal Distribution                          $26,857,757
       Reserve Account Deposit                                          $0
       Unpaid Trustee Fees                                              $0
       Excess Funds Released to Depositor                         $610,770
    Total Distributions from Collection Account                $29,696,041



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Excess Funds Released to the Depositor
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       Release from Reserve Account                                     $0
       Release from Collection Account                            $610,770
    Total Excess Funds Released to the Depositor                  $610,770

Note Distribution Account
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    Amount Deposited from the Collection Account               $28,653,409
    Amount Deposited from the Reserve Account                           $0
    Amount Paid to Noteholders                                 $28,653,409

Distributions
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    Monthly Principal Distributable Amount                 Current Payment  Ending Balance  Per $1,000     Factor
    Class A-1 Notes                                                     $0              $0      $0.00       0.00%
    Class A-2 Notes                                                     $0              $0      $0.00       0.00%
    Class A-3 Notes                                            $26,857,757    $209,680,396     $60.11      46.93%
    Class A-4 Notes                                                     $0    $251,253,000      $0.00     100.00%
    Class B Notes                                                       $0     $27,907,000      $0.00     100.00%

    Interest Distributable Amount                          Current Payment      Per $1,000
    Class A-1 Notes                                                     $0           $0.00
    Class A-2 Notes                                                     $0           $0.00
    Class A-3 Notes                                               $749,037           $1.68
    Class A-4 Notes                                               $933,824           $3.72
    Class B Notes                                                 $112,791           $4.04



Carryover Shortfalls
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                                                        Prior Period Carryover  Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                              $0              $0         $0
    Class A-2 Interest Carryover Shortfall                              $0              $0         $0
    Class A-3 Interest Carryover Shortfall                              $0              $0         $0
    Class A-4 Interest Carryover Shortfall                              $0              $0         $0
    Class B Interest Carryover Shortfall                                $0              $0         $0


Receivables Data
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                                                          Beginning Period      Ending Period
    Number of Contracts                                             33,672          32,780
    Weighted Average Remaining Term                                  32.37           31.49
    Weighted Average Annual Percentage Rate                          6.36%           6.35%

    Delinquencies Aging Profile End of Period                Dollar Amount      Percentage
       Current                                                $444,480,684          90.48%
       1-29 days                                               $37,760,337           7.69%
       30-59 days                                               $7,279,124           1.48%
       60-89 days                                                 $863,772           0.18%
       90-119 days                                                $304,470           0.06%
       120+ days                                                  $546,295           0.11%
       Total                                                  $491,234,681         100.00%
       Delinquent Receivables +30 days past due                 $8,993,660           1.83%



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    Write-offs
       Gross Principal Write-Offs for Current Period              $195,370
       Recoveries for Current Period                               $33,419
       Net Write-Offs for Current Period                          $161,951

       Cumulative Realized Losses                               $5,795,277


    Repossessions                                            Dollar Amount           Units
       Beginning Period Repossessed Receivables Balance         $1,109,644              53
       Ending Period Repossessed Receivables Balance              $612,178              31
       Principal Balance of 90+ Day Repossessed Vehicles          $123,765               7



Yield Supplement Overcollateralization
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    Beginning Period Required Amount                            $2,536,056
    Beginning Period Amount                                     $2,536,056
    Ending Period Required Amount                               $2,394,138
    Current Period Release                                        $141,918
    Ending Period Amount                                        $2,394,138
    Next Distribution Date Required Amount                      $2,256,251

Reserve Account
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    Beginning Period Required Amount                           $10,513,223
    Beginning Period Amount                                    $10,513,223
    Net Investment Earnings                                         $7,782
    Current Period Deposit                                              $0
    Current Period Release to Collection Account                        $0
    Current Period Release to Depositor                                 $0
    Ending Period Required Amount                              $10,513,223
    Ending Period Amount                                       $10,513,223

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